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                                                  Exhibit 23.3

Consent of Independent Auditors

The Board of Directors
Mosaix, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the proxy statement/prospectus contained in the registration statement on Form S-4 of Lucent Technologies Inc.

                                        /s/ KPMG LLP
                                        ---------------------------
                                        KPMG LLP

Seattle, WA
June 7, 1999